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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 31, 2007
                Date of report (Date of earliest event reported)


                                    TSR, INC.
             (Exact Name of Registrant as Specified in its charter)



          Delaware                      0-8656                   13-2635899
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                      400 Oser Avenue, Hauppauge, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 231-0333
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchangect (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.

     On October 31, 2007, TSR, Inc. (the "Company") entered into an Indemnification Agreement (each, an "Indemnification Agreement" and, collectively, the "Indemnification Agreements") with each of its directors and executive officers (each, an "Indemnitee" and collectively, the "Indemnitees"). Pursuant to each Indemnification Agreement, the Company agrees to indemnify each Indemnitee and advance expenses to each Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware.

           A copy of the forms of Indemnification Agreements entered into with each Indemnitee is filed as Exhibit 10.1, 10.2 and 10.3 to this Current
Report
on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of the Indemnification Agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number    Description
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10.1              Form of Indemnification Agreement (Directors)
10.2              Form of Indemnification Agreement (Directors and Officers)
10.3              Form of Indemnification Agreement (Officers)









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TSR, INC.



                                         By: /s/ John G. Sharkey
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                                             Name:  John G. Sharkey
                                             Title: Vice President and Secretary



Date: November 1, 2007



















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